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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 -------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                            SCREAMINGMEDIA INC.
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             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                          13-4042678
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(State of Incorporation or Organization)                     (I.R.S. Employer
                                                           Identification no.)

601 West 26th Street, 13th Floor, New York, NY                     10001
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   (Address of Principal Executive Offices)                      (Zip Code)


If this form relates to the registration        If this form relates to the registration
of a class of securities pursuant to            of a class of securities pursuant to
Section 12(b) of the Exchange Act               Section 12(g) of the Exchange Act
and is effective upon filing pursuant           and is effective upon filing pursuant
to General Instruction A.(c), please            to General Instruction A.(d), please
check the following box.  [ ]                   check the following box.  [x]


Securities Act registration statement file number to which this form relates:
333-30548

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of Each Class                 Name of Each Exchange on Which
      to be so Registered                 Each Class is to be Registered
      -------------------                 ------------------------------
      None

Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, par value $0.01
                          -----------------------------
                                (Title of Class)

       Series A Junior Participating Preferred Stock (rights to purchase such stock are attached to the common stock)
                  --------------------------------------------
                                (Title of Class)
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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

            For a description of the securities to be registered hereunder, reference is made to the information set forth under the heading "Description of Capital Stock" in the Registrant's Prospectus, which constitutes a part of the Registrant's Registration Statement on Form S-1, as amended (File No. 333-30548) (the "Registration Statement"), filed under the Securities Act of 1933, as amended, which information is hereby incorporated herein by reference.

ITEM 2.     EXHIBITS

            The following exhibits to this Registration Statement have been filed as exhibits to the Registration Statement and are hereby incorporated herein by reference.

  Exhibit
  Number                      Description of Exhibits
  ------                      -----------------------
    1     Amended and Restated Certificate of Incorporation of the
          Registrant (incorporated by reference to Exhibit 3.1 to
          the Registration Statement)

    2 Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibit 3.2 to the Registration Statement)

    3 Form of the Registrant's stock certificate (incorporated by reference to Exhibit 4.1 to the Registration Statement)

    4     Form of the Registrant's Rights Plan (incorporated by reference to
          Exhibit 4.2 to the Registration Statement)
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                                    SIGNATURE

            Pursuant to the requirements of Section 12 of the Securities
Exchange Act of 1934, the Registrant has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:    April 12, 2000



                                ScreamingMedia Inc.

                                By: /s/ David M. Obstler
                                    -------------------------------------
                                    Name: David M. Obstler
                                    Title: Chief Financial Officer